UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: March 1, 2005

NALCO HOLDING COMPANY

Delaware  011-32342   16-1701300
(State of Incorporation) (Commission File Number) (IRS Employer Identification Number)

1601 W. Diehl Rd., Naperville, IL 60005

630-305-1000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the flowing provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On February 28, 2005, the Company made payments to eligible participants under its Management Incentive Plan (the “MIP”) and under its Long Term Cash Incentive Plan (the “LTCIP”) consistent with the actual EBITDA, cost savings and sales growth results for calendar year 2004 as measured against the targets in the MIP and LTCIP.

The Compensation Committee for the Company, at its February 7, 2005 meeting, established EBITDA and growth target levels for the MIP and LTCIP Plans during 2005.

Additionally, effective April 1, 2005, the Compensation Committee has approved salary increases for the following named Executive Officers: William J. Roe - increase of 3.0% ($12,000) to $412,000; Bradley J. Bell - increase of 3.0% ($12,000) to $412,000; and Daniel M. Harker - increase of 7.5% ($18,750) to $268,750.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits
The following exhibits are furnished pursuant item 9.01 of Form 8-K:

99.1	Management Incentive Plan
99.2	Long Term Cash Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

NALCO HOLDING COMPANY

/s/ Stephen N. Landsman
Secretary

Date: March 1, 2005